UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 5, 2007

AFTERMARKET TECHNOLOGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-21803	95-4486486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Opus Place, Suite 600, Downers Grove, Illinois	60515
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(630) 271-8100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  This Form 8-K/A1 is being filed to correct the headings to the “Stock Awards to Executive Officers” table, which were transposed so that the “Number of Shares of Restricted Stock” heading was above the option grants and the “Number of Stock Options” heading was above the restricted stock grants.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Stock Awards to Executive Officers

On June 5, 2007, the Compensation and Nominating Committee of the Board of Directors of Aftermarket Technology Corp. granted shares of restricted stock and stock options under our 2006 Stock Incentive Plan to the following executive officers:

	Number of Stock Options	Number of Shares of Restricted Stock
Todd R. Peters	15,588	4,849
William L. Conley, Jr.	12,012	3,737
Brett O. Dickson	5,405	1,682
John J. Machota	5,530	1,720
John M. Pinkerton	6,090	1,895
Mary T. Ryan	5,378	1,673
Joseph Salamunovich	6,764	2,104

The restricted stock vests in one-third increments on each of June 5, 2008, 2009 and 2010.  No consideration was paid for the restricted stock.  The options vest and become exercisable in one-third increments on each of June 5, 2008, 2009 and 2010 and expire on June 5, 2017.  The option exercise price is $30.44 (the closing price of our stock on the Nasdaq Global Market System on the date of grant).

Stock Awards to Independent Directors

On June 6, 2007, our Board of Directors granted 2,000 shares of restricted stock and 6,000 stock options under our 2004 Stock Incentive Plan to each of our independent directors (Robert L. Evans, Curtland E. Fields, Dr. Michael J. Hartnett, Michael D. Jordan, S. Lawrence Prendergast and Edward Stewart).  The restricted stock vests in one-third increments on each of June 6, 2008, 2009 and 2010.  No consideration was paid for the restricted stock.  The options vest and become exercisable in one-third increments on each of June 6, 2008, 2009 and 2010 and expire on June 6, 2017.  The option exercise price is $30.48 (the closing price of our stock on the Nasdaq Global Market System on the date of grant).

Special Deferred Compensation Payments to Executive Officers

On June 5, 2007, our Compensation and Nominating Committee approved special contributions to our nonqualified deferred compensation plan in the following amounts for the following executive officers:

Contribution to Deferred Comp Plan
William L. Conley, Jr.	$1,004
John M. Pinkerton	$1,054
Mary T. Ryan	$1,097

On June 6, our Board of Directors approved a similar contribution for Donald T. Johnson, Jr. in the amount of $876.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2007	AFTERMARKET TECHNOLOGY CORP.
	By:	/s/ Joseph Salamunovich
Title: Vice President